UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2026

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Common Stock ($0.01 par value)	ACA	NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 24, 2026, Arcosa, Inc. ("Arcosa") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Arcosa Marine Products, Inc., a Delaware corporation (the "Company"), and ACMP Buyer, LLC, a Delaware limited liability company (the "Purchaser") and affiliate of Wynnchurch Capital, L.P. The Company is a leading manufacturer of hopper, tank, and deck barges.
Pursuant to the Purchase Agreement, Purchaser has agreed to acquire from Arcosa all of the issued and outstanding shares of common stock (the "Shares") of the Company (such transaction, the “Transaction”), for a cash purchase price of approximately $450 million, subject to customary purchase price adjustments upon the terms and subject to the terms and conditions set forth in the Purchase Agreement.
The Transaction is expected to close in the second quarter of 2026 and is subject to regulatory approval and other customary closing conditions, including, among others, (i) the expiration or termination of applicable waiting periods or commitments under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) the absence of legal restraints preventing the consummation of the Transaction. The Purchase Agreement contains certain standard termination rights for each of Purchaser and Arcosa, including the right for either party to terminate the Purchase Agreement if the Transaction has not been consummated by June 24, 2026, subject to certain extensions provided for in the Purchase Agreement. Purchaser’s obligation to consummate the transaction is not subject to any financing condition.
In addition, the Purchase Agreement includes customary representations, warranties, and covenants, as well as indemnification provisions subject to specified limitations. From the date of the Purchase Agreement, Arcosa is required to operate the Company’s business in the ordinary course and to comply with certain covenants regarding the operation of the Company’s business. The parties have also agreed to cooperate with each other and use their respective reasonable best efforts to obtain all consents, approvals and authorizations of all governmental entities to the extent required by law in connection with the execution, delivery and performance of the Purchase Agreement and the consummation of the Transaction, subject to specified limitations.
The foregoing description of the Purchase Agreement and the Transaction contemplated thereby is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to Arcosa's Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.
The Purchase Agreement is not intended to provide any factual information about Arcosa, the Company or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (a) were made by the parties thereto only for purposes of the Purchase Agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Arcosa, the Company, Purchaser or any of their respective businesses, subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Arcosa’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and Arcosa that is or will be contained in, or incorporated by reference into, Arcosa’s Form 10-K, Forms 10-Q and other documents that are or will be filed with the Securities and Exchange Commission.
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” “goal,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the failure to successfully complete or integrate acquisitions, or divest any business, including the Company, or failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the impact of Arcosa's level of indebtedness; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; impacts from the Inflation Reduction Act and One Big Beautiful Bill Act; the delivery or satisfaction of any backlog or firm orders; the impact of pandemics on Arcosa’s business; the impact of tariffs; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa's Form 10-K for the year ended December 31, 2025 to be filed on or around February 27, 2026 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Item 2.02    Results of Operation and Financial Condition.
The information set forth below in Item 7.01, including Exhibit 99.1, is hereby incorporated by reference into this Item 2.02.
The information in Item 2.02 of this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 7.01    Regulation FD Disclosure.
On February 24, 2026, Arcosa issued a press release announcing that it had entered into the Purchase Agreement to divest the Company. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 is not an admission of the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Arcosa, Inc. Press Release, dated February 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

February 24, 2026	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer